UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2013

SPINDLE, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-145088	20-8241820
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8700 E. Vista Bonita, Suite 260
Scottsdale, AZ	85255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (480) 335-7351

_________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On November 7, 2013 Spindle, Inc. (the "Company") held its annual meeting of stockholders.  At the annual meeting, the following directors were elected:

Name of Director	For	Against	Withheld

Glenn Bancroft	17,634,595	11,815	0

John M. Devlin, Jr.	17,635,886	10,524	0

David Ide	17,635,586	10,824	0
Ashton Craig Page	17,635,586	10,824	0
John Reardon	17,635,886	10,524	0

At the annual meeting, the following proposals were approved:

Proposal	For	Against	Abstain

Confirmation of LL Bradford & Company as the Company's independent auditors for the fiscal year ending December 31, 2014.	17,595,747	0	50,663

Approval of the amendment to the Spindle, Inc. 2012 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 3,000,000 to 6,000,000.	17,243,971	94,977	307,462

No broker non-votes were reported.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 2013

SPINDLE, INC.

By: /s/ William Clark

      William Clark, President & Chief Executive Officer

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